UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

PINE ISLAND ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39707	85-2640308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2455 E. Sunrise Blvd. Suite 1205 Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 526-4865

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	PIPP.U	New York Stock Exchange LLC
Shares of Class A common stock included as part of the units	PIPP	New York Stock Exchange LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PIPP WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Pine Island Acquisition Corp. (the “Company”) historically classified a portion of its shares of Class A common stock as permanent equity. On November 12, 2021, the management and the audit committee of the Company’s Board of Directors (the “Audit Committee”), after consultation with Marcum LLP, concluded that, in connection with the reclassification related to temporary equity and permanent equity made in the historical financial statements, it is appropriate to amend and restate (i) the Company’s audited balance sheet as of November 19, 2020 that was included in the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 25, 2020, (ii) the Company’s previously issued audited financial statements for the period ended December 31, 2020 and for the period from August 21, 2020 (inception) through December 31, 2020, as restated in the Company’s Annual Report on Form 10-K/A filed with the SEC on July 1, 2021, and (iii) the Company’s previously issued unaudited condensed financial statements as of March 31, 2021 and for the three months ended March 31, 2021 and the Company’s previously issued unaudited condensed financial statements as of June 30, 2021 and for the three and six months ended June 30, 2021 that were included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, respectively (collectively, the “Non-Reliance Financial Statements”), filed with the SEC on July 1, 2021 and August 16, 2021, respectively.

Considering such restatements, the Non-Reliance Financial Statements should no longer be relied upon. The Company will include a restatement footnote in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 to reflect the adjustments for the reclassification related to temporary equity and permanent equity with respect to the Non-Reliance Financial Statements. These restatements will result in non-cash, non-operating financial statement corrections and will have no impact on the Company’s current or previously reported cash position, operating expenses or total operating, investing or financing cash flows.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP as the Company’s independent registered public accounting firm.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such forward-looking statements are based on current expectations as of the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2021

PINE ISLAND ACQUISITION CORP.

By:	/s/ Charles G. Bridge, Jr.
Name: Title:	Charles G. Bridge, Jr. Chief Financial Officer